*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.17(f)

LETTER AGREEMENT NO. 9

As of October 31, 2014

Frontier Airlines, Inc.

7001 Tower Road

Denver, Colorado 80249-7312

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A321 Aircraft Purchase Agreement dated of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to replace the definition of “Agreement” with the following quoted text:

QUOTE

Agreement – this Airbus A321 aircraft purchase agreement, including all exhibits and appendixes attached hereto, and all letter agreements that are expressed to be part of the Agreement, between the Buyer and the Seller relating hereto, as the same may be amended or modified and in effect from time to time.

UNQUOTE

1.2	Clause 0 of the Agreement is amended to replace the definition of “Delivery Location” with the following quoted text:

QUOTE

Delivery Location – *****.

UNQUOTE

1.3	Clause 0 of the Agreement is amended to replace the definition of “Affiliate” with the following quoted text:

QUOTE

Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity; *****.

UNQUOTE

2.	CERTIFICATION

Clause 7 of the Agreement is deleted in its entirety and is replaced with Clause 7 attached hereto as Appendix 1.

3.	TECHNICAL ACCEPTANCE

Clause 8 of the Agreement is deleted in its entirety and is replaced with Clause 8 attached hereto as Appendix 2.

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4.	DELIVERY

Clause 9 of the Agreement is deleted in its entirety and is replaced with Clause 9 attached hereto as Appendix 3.

5.	EXCUSABLE DELAY AND TOTAL LOSS

Clause 10 of the Agreement is deleted in its entirety and is replaced with Clause 10 attached hereto as Appendix 4.

6.	INEXCUSABLE DELAY

Clause 11 of the Agreement is deleted in its entirety and is replaced with Clause 11 attached hereto as Appendix 5.

7.	PATENT AND COPYRIGHT INDEMNITY

Clause 13 of the Agreement is deleted in its entirety and is replaced with Clause 13 attached hereto as Appendix 6.

8.	BUYER FURNISHED EQUIPMENT

Clause 18 of the Agreement is deleted in its entirety and is replaced with Clause 18 attached hereto as Appendix 7.

9.	INDEMNITIES AND INSURANCE

Clause 19 of the Agreement is deleted in its entirety and is replaced with Clause 19 attached hereto as Appendix 8.

10.	TERMINATION

Clause 20 of the Agreement is deleted in its entirety and is replaced with Clause 20 attached hereto as Appendix 9.

11.	ASSIGNMENT AND TRANSFERS

Clause 21 of the Agreement is deleted in its entirety and is replaced with Clause 21 attached hereto as Appendix 10.

12.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

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13.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by electronic mail or by facsimile transmission) will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Agreed and Accepted

FRONTIER AIRLINES, INC.

By:	/s/ James G. Dempsey
Its:	Chief Financial Officer

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APPENDIX 1 TO LETTER AGREEMENT NO. 9

7.	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Seller will obtain or cause to be obtained (i) a type certificate under EASA procedures for joint certification in the transport category and (ii) an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness. *****

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by EASA and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements ***** for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, *****.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1

If, any time before the date on which an Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN pursuant to Clause 2.2.1.

7.3.2

The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

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7.3.3	*****

(i)	*****

(ii)	*****

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion System the costs related thereto will *****.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the *****.

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APPENDIX 2 TO LETTER AGREEMENT NO. 9

8.	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1

Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). *****. Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. If an Aircraft is not in compliance with the Technical Acceptance Process requirements, the Seller will without hindrance from the Buyer carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process will:

(i)	commence on a date notified by the Seller to the Buyer not later than ***** notice prior thereto,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller,

(iv)	include a technical acceptance flight that will ***** (the “Technical Acceptance Flight”), and

(v)	include a ground inspection.

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within ***** after its commencement, and

(ii)

may have a ***** of its representatives (no more than ***** of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If, ***** the Buyer does not attend or fails to cooperate reasonably in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance

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Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

8.3	Certificate of Acceptance

*****, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of such Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, *****, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, *****. Such use will not limit the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

*****

*****

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APPENDIX 3 TO LETTER AGREEMENT NO. 9

9.	DELIVERY

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8 10 and 18:

the Seller will have the Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following months (each month a “Scheduled Delivery Month”) or quarters (each quarter a “Scheduled Delivery Quarter”):

Aircraft Rank		Scheduled Delivery
		Month/Quarter	Year
1	A321 Aircraft	*****	*****
2	A321 Aircraft	*****	*****
3	A321 Aircraft	*****	*****
4	A321 Aircraft	*****	*****
5	A321 Aircraft	*****	*****
6	A321 Aircraft	*****	*****
7	A321 Aircraft	*****	*****
8	A321 Aircraft	*****	*****
9	A321 Aircraft	*****	*****

The Seller will give the Buyer written notice of the Scheduled Delivery Month of each Aircraft not already identified above at least ***** before the first day of the Scheduled Delivery Quarter of the respective Aircraft or upon execution of this Agreement for Aircraft to be delivered earlier than ***** before the first day of the Scheduled Delivery Quarter. The Seller will give the Buyer at least ***** written notice of the anticipated date within the Scheduled Delivery Month on which the Aircraft will be Ready for Delivery.

9.2	Delivery Process

9.2.1

The Buyer will, when the Aircraft is Ready for Delivery, execute and deliver to the Seller the Certificate of Acceptance, pay the Balance of the Final Price, take Delivery of the Aircraft and remove the Aircraft from the Delivery Location, *****.

9.2.2

Upon receipt of the Balance of the Final Price pursuant to Clause 5.4 and the Certificate of Acceptance executed and delivered by the Buyer pursuant to Clause 8.3, the Seller will deliver and transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer). At Delivery, the Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”), an FAA bill of sale, the Export Certificate of Airworthiness and such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. ***** Title to, property in and risk of loss of or damage to the Aircraft will transfer to the

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Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3

If the Buyer fails to (i) deliver the signed Certificate of Acceptance with respect to an Aircraft to the Seller when required pursuant to Clause 8.3, or (ii) pay the Balance of the Final Price of such Aircraft to the Seller and take Delivery of the Aircraft when required under Clause 9.2.1, then the Buyer will be deemed to have rejected Delivery wrongfully when such Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, then in addition to the remedies of Clause 5.8.1, (a) the Seller will retain title to such Aircraft and (b) the Buyer will indemnify and hold the Seller harmless against any and all reasonable costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection (including but not limited to risk of loss of or damage to such Aircraft not covered by insurance), it being understood that the Seller will be under no duty to the Buyer to store, park, or otherwise protect such Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.2.4

If after Delivery the Buyer fails to remove the Aircraft from the Delivery Location, then, without prejudice to the Seller’s other rights and remedies under this Agreement or at law, the provisions of Clause 9.2.3 (b) shall apply.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2

Immediately after Delivery of an Aircraft, the Seller shall provide to Buyer access to the Aircraft to allow Buyer to fly it away. ***** All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer.

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APPENDIX 4 TO LETTER AGREEMENT NO. 9

10.	EXCUSABLE DELAY AND TOTAL LOSS

10.1	*****

*****

10.2	*****

10.2.1	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

10.3	*****

10.3.1	*****

10.3.2	*****

10.3.3	*****

10.4	*****

*****

10.5	*****

*****

10.6	*****

*****

10.7	*****

*****

10.8	*****

*****

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APPENDIX 5 TO LETTER AGREEMENT NO. 9

11.	INEXCUSABLE DELAY

11.1	*****

*****

11.1.1	*****

11.1.2	*****

11.1.3	*****

11.1.4	*****

11.2	*****

11.2.1	*****

11.2.2	*****

11.3	*****

*****

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APPENDIX 6 TO LETTER AGREEMENT NO. 9

13.	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	*****

(i)	*****

(ii)	*****

(a)	*****

(b)	*****

(iii)	*****

13.1.2	*****

(i)	*****

(ii)	*****

(iii)	*****

13.1.3	*****

(i)	*****

(ii)	*****

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)

refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

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(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as to mitigate damages, costs and expenses and / or reduce the amount of royalties which may be payable, *****.

13.2.2

The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper, *****.

13.2.3

The Seller’s liability hereunder will be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

*****

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APPENDIX 7 TO LETTER AGREEMENT NO. 9

18.	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1

In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.2

Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so inform the Seller *****. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. ***** in considering any approval of a supplier by the Seller under this Clause 18.1.2. The Buyer will cause any BFE supplier approved under this Clause 18.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Suppliers.

18.1.3

The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires from each BFE Supplier a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will reasonably provide to the Buyer and/or the BFE Supplier(s), the interface documentation necessary for development of the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates advised by the Seller pursuant to the preceding paragraph after which the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.4

The Seller will also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where reasonably requested by the Seller, additional spare BFE to permit installation in the Aircraft in a timely manner. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition. The Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

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The Buyer will also provide, when requested by the Seller, at Airbus Operations S.A.S. in Toulouse, France, and/or at Airbus Operations GmbH, Division Hamburger Flugzeugbau in Hamburg, Germany, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of a BFE.

18.1.5

Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize meetings between the Buyer and BFE Suppliers on reasonable advance notice. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within a timeframe reasonably specified by the Seller.

In addition, prior to Delivery of the Aircraft to the Buyer, the Buyer agrees:

(i)	to monitor the BFE Suppliers and seek to ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)

that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iii)

for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(a)	Preliminary Design Review (“PDR”),

(b)	Critical Design Review (“CDR”);

(iv)

to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier thereof and confirmation thereof will be supplied to the Seller in writing;

(v)

to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

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18.1.6

The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (Regime de l’entrepôt douanier ou régime de perfectionnement actif or Zollverschluss) without application of any French or German tax or customs duty, and will be delivered on a DDU basis, to the following shipping addresses as designated by the Seller to the Buyer in a reasonable time period prior to the planned arrival date:

Airbus Operations S.A.S.

316 Route de Bayonne

31300 Toulouse

France

or

Airbus Operations GmbH

Kreetslag 10

21129 Hamburg

Germany

Or such other location *****.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE will:

(i)	be manufactured by either a BFE Supplier referred to in the Airbus BFE Product Catalog or an Approved BFE Supplier, and

(ii)	meet the requirements of the applicable Specification of the Aircraft, and

(iii)	be delivered with the relevant certification documentation, including but not limited to the DDP, and

(iv)	comply with the BFE Engineering Definition, and

(v)	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(vi)

be approved by the Aviation Authority issuing the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

(vii)	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

(viii)	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

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The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

(i)	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.4, or

(ii)	furnishing the BFE in a serviceable condition at the requested delivery date, or

(iii)	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller will not be responsible for such delay which will cause the Final Price of the affected Aircraft to be adjusted in accordance with the Seller Price Revision Formula to the actual month of Delivery of such affected Aircraft and to include in particular the amount of the Seller’s additional reasonable direct costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller, in consultation with the Buyer, may:

(i)

select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft will also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)

if the BFE is delayed by more than ***** beyond, or is not approved within ***** of the dates specified in Clause 18.1.4, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clauses 7 and 8, and the Seller will thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

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18.5.1	*****

18.5.2	*****

18.5.3

The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 or 18.5.2 and will be responsible for, *****. The Buyer will reimburse the Seller to the extent required under the preceding sentence within ***** of receiving documentation of such costs from the Seller.

18.5.4

The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 or 18.5.2 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’s facility within ***** of the date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period. *****

18.6

The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller has used reasonable care in such removal.

18.7	The Buyer will grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

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APPENDIX 8 TO LETTER AGREEMENT NO. 9

19.	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(i)

claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(i)

claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)

claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (a) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (b) the provision of Aircraft Training Services to the Buyer.

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19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

*****

19.4	Insurance

19.4.1	For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(i)

cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies (in accordance with AVN67B and AVN2001 and 2002 or applicable successor policy thereof or, as the case may be, equivalent endorsements reasonably satisfactory to the Seller). Such insurances shall include war, passenger legal liability, property damage, aircraft third party and airlines general third party legal (including products) liability, and

(ii)

with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers;

provided however, in lieu of any war risk insurance, the Buyer may provide insurance or an indemnity issued by the US Government.

19.4.2

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than ***** prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form reasonably acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the additional insureds,

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(ii)

such insurance can only be cancelled or coverage substantially changed which adversely affects the interests of any additional insureds by the giving of not less than ***** (or such lesser period as may be applicable in the case of any war risk, hijacking and allied perils insurance coverage) prior written notice thereof to the additional insureds, and

(iii)	under any such cover, all rights of subrogation against the additional insureds have been waived.

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APPENDIX 9 TO LETTER AGREEMENT NO. 9

20.	TERMINATION

20.1	Termination Events

Each of the following will constitute a “Termination Event”

(1)	*****

(2)	*****

(3)	*****

(4)	*****

(5)	*****

(6)	*****

(7)	*****

(8)	*****

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies to the extent permitted under applicable law:

A.	*****

B.	*****

C.	*****

D.	*****

20.2.2	*****

A.	*****

B.	*****

C.	*****

20.2.3	*****

20.3	Notice of Termination Event

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Within ***** of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

20.4	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

a.	*****

b.	*****

c.	*****

d.	*****

e.	*****

For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

20.5

Nothing contained in this Clause 20 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

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APPENDIX 10 TO LETTER AGREEMENT NO. 9

21.	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided *****:

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)

the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and after giving effect to the consummation, of the merger, consolidation or sale, no Termination Event exists or will have occurred and be continuing;

(iv)

the surviving or acquiring entity ***** is an air carrier holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(v)	upon giving effect to the sale, merger or consolidation, *****.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or substantially all of its assets and liabilities, rights and obligations *****, including those existing under this Agreement, to a person (the “***** Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Seller Successor carrying on the

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business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing *****.

21.5	*****

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